Exhibit 11 under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K


                               ARTHUR ANDERSEN LLP





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 35 to Form N-1A Registration Statement of Federated Short-Term Municipal Trust of our report date July 31, 1998, on the financial statements of Federated Short-Term Municipal Trust as of June 30, 1998, included in or made a part of this registration statement.

                                                         /s/ ARTHUR ANDERSEN LLP
                                                             ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania,
  August 24, 1998